                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                  Pegasus Capital, LLC

Address:                               C/O Pegasus Capital Advisors, L.P.
                                       99 River Road
                                       Cos Cob, CT 06807

Date of Event Requiring Statement:     07/19/2016

Name:                                  Pegasus Investors V (GP), L.L.C.

Address:                               C/O Pegasus Capital Advisors, L.P.
                                       99 River Road
                                       Cos Cob, CT 06807

Date of Event Requiring Statement:     07/19/2016

Name:                                  Pegasus Investors V, L.P.

Address:                               C/O Pegasus Capital Advisors, L.P.
                                       99 River Road
                                       Cos Cob, CT 06807

Date of Event Requiring Statement:     07/19/2016

Name:                                  Pegasus Partners V, L.P.

Address:                               C/O Pegasus Capital Advisors, L.P.
                                       99 River Road
                                       Cos Cob, CT 06807

Date of Event Requiring Statement:     07/19/2016

Name:                                  LSGC Holdings III LLC

Address:                               C/O Pegasus Capital Advisors, L.P.
                                       99 River Road
                                       Cos Cob, CT 06807

Date of Event Requiring Statement:     07/19/2016